UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)       June 18, 2004
                                                     --------------------------
                                                         (June 14, 2004)
                                                     --------------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ______________________________

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

                               RECENT DEVELOPMENTS

     Palo Verde Nuclear Generating Station Shutdown. On June 14, 2004, a transmission system problem in Arizona resulted in the shutdown of several generating units in the Maricopa County area, including the three units at the Palo Verde Nuclear Generating Station ("PVNGS") located west of Phoenix. Arizona Public Service Company is the operator of PVNGS, and PNM has a 10.2% interest in the 3900 megawatt station. The PVNGS units were not damaged as a result of the shutdown. PNM expects that the PVNGS units will be returned to service over the next several days, subject to completion of plant reviews. PNM has been able to cover its loads with other resources, and the shutdown has not had a material adverse effect on the Company.

     New Mexico Attorney General Petition. On June 14, 2004, the New Mexico Attorney General filed a Petition for Investigation with the New Mexico Public Regulation Commission ("NMPRC") seeking an investigation into the circumstances involving PNM that led to the decision of the Securities and Exchange Commission ("SEC") Staff to require PNM Resources to become a registered holding company. The Attorney General seeks to determine the impact of registration on PNM and its customers and whether any of the conditions in the order authorizing the holding company need to be changed or the order otherwise reconsidered. PNM has suggested that the NMPRC put this item on a working session agenda so that PNM could explain further and answer any questions that anyone might have. The Company cannot predict the ultimate outcome of the Attorney General's Petition but does not believe that it will result in any material adverse effect on the Company.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Statements made in this filing and documents the Company files with the SEC that relate to future events or the Company's expectations, projections, estimates, intentions, goals, targets and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, PNM Resources cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect the Company's future financial condition, cash flow and operating results. These factors include interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect PNM Resources and that could cause actual results to differ from those expressed or implied by our forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.

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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC. AND
                                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                   (Registrants)


Date:  June 18, 2004                           /s/ Thomas G. Sategna
                                   ---------------------------------------------
                                                 Thomas G. Sategna
                                      Vice President and Corporate Controller
                                   (Officer duly authorized to sign this report)


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